Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments [Abstract]
Derivative Instruments
(7)	Derivative Instruments

At December 31, 2011, the Company had rate-lock commitments to originate residential mortgage loans in the amount of $44.6 million and loans held for sale of $63.2 million. At December 31, 2010, the Company had rate-lock commitments to originate mortgage loans in the amount of $55.9 million and loans held for sale of $22.5 million. Under the contractual relationship with these investors, the Company is obligated to sell the loans only if the loans close. As a result of these contractual relationships with these investors, the Company is not exposed to losses nor will it realize gains related to its rate-lock commitments due to changes in interest rates. There is a 120-day window after the sale of the loan during which the Company is obligated to buy back the loan if a default occurs. No other obligation exists.